WELLS FARGO VARIABLE TRUST

Corporate Bond Fund

Supplement dated September 28, 2001 to the

Prospectuses dated May 1, 2001, as

Supplemented May 17, 2001, August 28, 2001,

August 31, 2001, and September 10, 2001

Effective October 1, 2001, the Corporate Bond Fund’s investment policies are revised as follows:

The dollar weighted average maturity for portfolio securities is expected to be maintained between 3 and 15 years.

Under normal circumstances, we invest:

-at least 80% of the Fund’s assets in corporate debt securities;

-up to 20% of total assets in U.S. Government obligations;

-up to 35% of total assets in debt securities that are below investment grade; and

-up to 25% of total assets in securities of foreign issuers.